                                                                    EXHIBIT 99.5

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

          The following unaudited Pro Forma Financial Information and footnotes thereto are presented to show the impact on the historical financial position and results of operations of Landmark Bancorp, Inc. ("Landmark") pursuant to the merger of MNB Bancshares, Inc. ("MNB") and Landmark Bancshares, Inc. ("LBI") with and into Landmark. As a result of the merger, MNB and LBI stockholders received shares of Landmark pursuant to the established exchange ratio. The exchange ratio is fixed at 0.523 for MNB and one for LBI.

          The unaudited Pro Forma Consolidated Balance Sheet reflects the historical position of MNB and LBI at June 30, 2001 with pro forma adjustments based on the assumption that the merger was consummated on June 30, 2001. The pro forma adjustments are based on the purchase method of accounting. Based on the MNB and LBI exchange ratios noted above, upon completion of the merger, Landmark issued 817,806 shares of its common stock to former MNB stockholders and 1,092,438 shares of its common stock to former LBI stockholders. Based on these numbers, after the merger and on a fully diluted basis, former LBI stockholders owned approximately 60%, and former MNB stockholders owned approximately 40%, of the outstanding shares of Landmark common stock. Based on the ownership percentages of the combined company following the merger, LBI was the accounting acquiror. Based on the average closing price of LBI stock for the week preceding and the week following the announcement of the signing of the merger agreement, the 817,806 shares issued to MNB stockholders were valued at approximately $14.3 million. The unaudited Pro Forma Consolidated Statements of Earnings assumes that the merger was consummated on October 1 of the earliest indicated period. The June 30, 2001 and 2000 nine month historical consolidated statements of earnings for MNB include its consolidated statements of earnings for the six months ended June 30, 2001 and 2000 combined with its consolidated statements of earnings for three months ended December 31, 2000 and 1999. The consolidated statements of earnings of MNB for the three months ended December 31, 2000 are also included in the consolidated statements of earnings for the year ended December 31, 2000. The unaudited pro forma consolidated balance sheet reflects the nonrecurring charges consisting of legal, accounting and investment banking fees and compensation expenses, contract termination and other costs incurred in connection with the merger as a reduction of stockholders' equity.

          The unaudited pro forma earnings amounts do not reflect the nonrecurring charges consisting of legal, accounting and investment banking fees and compensation expenses, contract termination and other costs incurred in connection with the merger and do not reflect any potential earnings enhancements or cost reductions that are expected to result from the consolidation of MNB's and LBI's operations and are not necessarily indicative of the results expected of the future combined operations. No assurances can be given with respect to the ultimate level of earnings enhancements or cost reductions to be realized.

          The following information should be read in conjunction with, and is qualified in its entirety by, the consolidated financial statements and accompanying notes of MNB and LBI included or incorporated by reference herein. The unaudited Pro Forma Financial Information is intended for information purposes and is not necessarily indicative of the future financial position or future operating results of the combined company or of the financial position or operating results of the combined company that would have actually occurred had the merger been in effect as of the date or for the period presented.

Landmark Bancorp, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
June 30, 2001
(in thousands)


---------------------------------------------------------------------------------------------------------------------------

                                                               As reported
                                                     --------------------------------
                                                                                              Pro
                                                          LBI               MNB              Forma            Pro Forma
                                                       Historical        Historical       Adjustments        Consolidated
                                                     ---------------   --------------   ----------------    ---------------
Assets
Cash and due from banks                              $       8,437     $      6,285     $       (876)   b   $     13,846
Investments securities:
     Available-for-sale, at fair value                      44,034           38,943              899    c         83,876
     Held-to-maturity, at cost                                  --              899             (899)   c             --
Loans, net                                                 151,325          100,226              320    c        251,871
Premises and equipment                                       1,480            2,176                                3,656
Goodwill                                                        --            1,903           (1,903)   c          2,338
                                                                                               2,338    c
Intangibles                                                    493              814             (814)   c          1,273
                                                                                                 780    c
Other assets                                                 4,005            3,603                                7,608
                                                     ---------------   --------------   ----------------    ------------
         Total assets                                $     209,774     $    154,849     $       (155)       $    364,468
                                                     ===============   ==============   ================    ============


Liabilities and Stockholders' Equity
Liabilities:
     Deposits                                        $     153,021     $    130,661       $     1,133   c   $    284,815
     Federal Home Loan Bank advances and other              26,000            6,223               294   c         32,517
     borrowings
     Other liabilities                                       5,343            2,326             1,600   b          8,893
                                                                                                 (376)  c
                                                     ---------------   --------------    ---------------    ------------
         Total liabilities                                 184,364          139,210             2,651            326,225
                                                     ---------------   --------------    ---------------    ------------

Stockholders' Equity:
     Preferred stock                                            --               --                                   --
     Common stock                                              228               16               (16)  a             19
                                                                                                 (209)  a
     Paid in capital                                        22,393            9,737                16   a         14,339
                                                                                                  209   a
                                                                                                  636   a
                                                                                                5,359   a
                                                                                                 (876)  b
                                                                                                 (765)  c
                                                                                                 (678)  c
                                                                                              (22,805)  a
     Retained earnings                                      25,398            5,359            (5,359)  a         23,798
                                                                                               (1,600)  b
     Accumulated other comprehensive income                    615              636              (636)  a            615
     Unearned employee benefits                               (419)            (109)                                (528)
                                                     ---------------   --------------    ---------------    ------------
                                                            48,215           15,639           (25,611)            38,243
     Treasury stock                                        (22,805)              --            22,805   a             --
                                                     ---------------   --------------    ---------------    ------------
         Total stockholders' equity                         25,410           15,639            (2,806)            38,243
                                                     ---------------   --------------    ---------------    ------------
         Total liabilities and stockholders' equity  $     209,774     $    154,849      $       (155)      $    364,468
                                                     ===============   ==============    ===============    ============

Landmark Bancorp, Inc.
Summary of Unaudited Pro Forma Consolidated Statements of Earnings (in thousands, except per share and weighted average share data)


-------------------------------------------------------------------------------------------------------------

                                                               For the nine months          For the year ended
                                                                  ended June 30,            September 30,(1)
                                                          -------------------------------    ----------------
                                                              2001             2000               2000
                                                          --------------   --------------    ----------------
Interest income
     Loans and fees on loans                              $      16,893    $     16,443      $        22,724
     Investment securities                                        3,111           3,454                4,834
     Other                                                           67              68                   54
                                                          --------------   --------------    ----------------
         Total interest income                                   20,071          19,965               27,612
                                                          --------------   --------------    ----------------

Interest expense
     Deposits                                                     9,630           8,099               11,633
     Federal Home Loan Bank advances and other borrowings         2,048           3,396                4,529
                                                          --------------   --------------    ----------------
         Total interest expense                                  11,678          11,495               16,162
                                                          --------------   --------------    ----------------
         Net interest income                                      8,393           8,470               11,450

Provision for loan losses                                           190             415                  352
                                                          --------------   --------------    ----------------
         Net interest income after provision for loan
         losses                                                   8,203           8,055               11,098
                                                          --------------   --------------    ----------------

Non-interest income
     Fees and service charges                                     1,197           1,037                1,555
     Security transactions, net                                     498              25                   21
     Gain on sales of loans, net                                    739             195                  275
     Other                                                          139             213                  338
                                                          --------------   --------------    ----------------
         Total non-interest income                                2,573           1,470                2,189
                                                          --------------   --------------    ----------------

Non-interest expense
     Compensation and benefits                                    3,563           3,312                4,530
     Occupancy and equipment                                        737             677                  945
     Amortization                                                   240             173                  231
     Data processing                                                221             234                  300
     Other                                                        1,724           1,773                2,375
                                                          --------------   --------------    ----------------
         Total non-interest expense                               6,485           6,169                8,381
                                                          --------------   --------------    ----------------
         Earnings before income taxes and cumulative
             effect of a change in accounting principle           4,291           3,356                4,906

Income taxes                                                      1,472           1,265                1,612
                                                          --------------   --------------    ----------------
         Net earnings before cumulative effect of a
             change in accounting principle               $       2,819    $      2,091      $         3,294
                                                          ==============   ==============    ================

Per share data:
     Basic earnings per share before cumulative effect
         of a change in accounting principle(2)           $         1.51   $       1.11      $           1.75
     Weighted average shares of common stock
         outstanding(2)                                        1,865,514      1,881,308             1,880,345
     Diluted earnings per share before cumulative effect
         of a change in accounting principle(2)           $         1.44   $       1.06      $           1.66
     Weighted average shares of common stock and dilutive
         potential common shares outstanding(2)                1,960,102     1,979,115              1,980,465

------------------
(1) The historical consolidated statement of earnings of MNB Bancshares, Inc. presented is for the year ended December 31, 2000.

(2) Per share data for MNB Bancshares, Inc. has been restated to reflect annual 5% stock dividends.

Landmark Bancorp, Inc.
Unaudited Pro Forma Consolidated Statements of Earnings
For the nine months ended June 30, 2001
(in thousands, except per share and weighted average share data)


----------------------------------------------------------------------------------------------------------------------------

                                                                       As Reported
                                                              -------------------------------
                                                                  LBI               MNB          Pro Forma       Pro Forma
                                                               Historical       Historical      Adjustments     Consolidated
                                                              -------------    --------------   -------------   ------------
Interest income
     Loans and fees on loans                                  $     10,613     $        6,472   $       (192)c  $    16,893
     Investments securities                                          2,232              1,918         (1,039)c        3,111
     Other                                                               -                 67                            67
                                                              -------------    --------------   -------------   ------------
         Total interest income                                      12,845              8,457         (1,231)         20,071
                                                              -------------    --------------   -------------   ------------

Interest expense
     Deposits                                                        6,050              4,308           (728)c         9,630
     Federal Home Loan Bank advances and other borrowings            1,826                320            (98)c         2,048
                                                              -------------    --------------   -------------   ------------
         Total interest expense                                      7,876              4,628           (826)         11,678
                                                              -------------    --------------   -------------   ------------
         Net interest income                                         4,969              3,829           (405)          8,393

Provision for loan losses                                              105                 85                            190
                                                              -------------    --------------   -------------   ------------
     Net interest income after provision for loan losses             4,864              3,744           (405)          8,203

Non-interest income
     Fees and service charges                                          340                857                          1,197
     Security transactions, net                                        498                 --                            498
     Gain on sales of loans, net                                       576                163                            739
     Other                                                              86                 53                            139
                                                              -------------    --------------   -------------   ------------
         Total non-interest income                                   1,500              1,073             --           2,573
                                                              -------------    --------------   -------------   ------------

Non-interest expense
     Compensation and benefits                                       1,879              1,684                          3,563
     Occupancy and equipment                                           195                542                            737
     Amortization                                                      134                198            (92)c           240
     Data processing                                                   111                110                            221
     Other                                                             760                964                          1,724
                                                              -------------    --------------   -------------   ------------
         Total non-interest expense                                  3,079              3,498            (92)          6,485
                                                              -------------    --------------   -------------   ------------
         Earnings before income taxes and cumulative effect
              of a change in accounting principle                    3,285              1,319           (313)          4,291

Income taxes                                                         1,221                388           (137)c         1,472
                                                              -------------    --------------   -------------   ------------
         Net earnings before cumulative effect of a change
              in accounting principle                         $      2,064     $          931   $       (176)   $     2,819
                                                              =============    ==============   =============   ============

Per share data:
     Basic earnings per share before cumulative effect of a
         change in accounting principle(1)                    $       1.95     $          0.60                   $     1.51
     Weighted average shares of common stock outstanding(1)      1,057,383           1,545,184      (737,053)a    1,865,544
     Diluted earnings per share before cumulative effect of
         a change in accounting principle(1)                  $       1.81     $          0.59                   $     1.44
     Weighted average shares of common stock and dilutive
         potential common shares outstanding(1)                  1,139,016          1,569,954       (748,868)a    1,960,102

------------------
(1) Per share data for MNB Bancshares, Inc. has been restated to reflect annual 5% stock dividends.

Landmark Bancorp, Inc.
Unaudited Pro Forma Consolidated Statements of Earnings
For the nine months ended June 30, 2000
(in thousands, except per share and weighted average share data)


-----------------------------------------------------------------------------------------------------------------------------

                                                                       As Reported
                                                              -------------------------------
                                                                  LBI              MNB           Pro Forma       Pro Forma
                                                               Historical       Historical      Adjustments     Consolidated
                                                              -------------   ---------------   -------------   -------------
Interest income
     Loans and fees on loans                                  $     10,897    $        5,738    $       (192)c  $    16,443
     Investments securities                                          2,598             1,895         (1,039) c        3,454
     Other                                                               -                68                             68
                                                              -------------   ---------------   -------------   -----------
         Total interest income                                      13,495             7,701         (1,231)         19,965
                                                              -------------   ---------------   -------------   -----------

Interest expense
     Deposits                                                        5,440             3,387           (728) c        8,099
     Federal Home Loan Bank advances and other borrowings            2,729               765            (98) c        3,396
                                                              -------------   ---------------   -------------   -----------
         Total interest expense                                      8,169             4,152           (826)         11,495
                                                              -------------   ---------------   -------------   -----------
         Net interest income                                         5,326             3,549           (405)          8,470

Provision for loan losses                                              365                50                            415
                                                              -------------   ---------------   -------------   -----------
     Net interest income after provision for loan losses             4,961             3,499           (405)          8,055
                                                              -------------   ---------------   -------------   -----------

Non-interest income
     Fees and service charges                                          337               700                          1,037
     Security transactions, net                                         55               (30)                            25
     Gain on sales of loans, net                                       134                61                            195
     Other                                                             176                37                            213
                                                              -------------   ---------------   -------------   -----------
         Total non-interest income                                     702               768                          1,470
                                                              -------------   ---------------   -------------   -----------

Non-interest expense
     Compensation and benefits                                       1,705             1,607                          3,312
     Occupancy and equipment                                           193               484                            677
     Amortization                                                       67               164            (58) c          173
     Data processing                                                   133               101                            234
     Other                                                             896               877                          1,773
                                                              -------------   ---------------   -------------   -----------
         Total non-interest expense                                  2,994             3,233            (58)          6,169
                                                              -------------   ---------------   -------------   -----------
         Earnings before income taxes and cumulative effect
              of a change in accounting principle                    2,669             1,034           (347)          3,356

Income taxes                                                         1,067               335           (137) c        1,265
                                                              -------------   ---------------   -------------   -----------
         Net earnings before cumulative effect of a change
              in accounting principle                         $      1,602    $          699    $      (210)    $     2,091
                                                              =============   ===============   =============   ===========

Per share data:
     Basic earnings per share before cumulative effect of a
         change in accounting principle(1)                    $        1.48   $          0.46                    $     1.11
     Weighted average shares of common stock outstanding(1)       1,086,614         1,519,491      (724,797) a    1,881,308
     Diluted earnings per share before cumulative effect of
         a change in accounting principle(1)                  $        1.37   $          0.45                    $     1.06
     Weighted average shares of common stock and dilutive
         potential common shares outstanding(1)                    1,166,556        1,553,650       (741,091) a    1,979,115

------------------
(1) Per share information for MNB Bancshares, Inc. has been restated to reflect annual 5% stock dividends.

Landmark Bancorp, Inc.
Unaudited Pro Forma Consolidated Statements of Earnings
For the year ended September 30, 2000
(in thousands, except per share and weighted average share data)


----------------------------------------------------------------------------------------------------------------------------

                                                                       As Reported
                                                              -------------------------------
                                                                  LBI               MNB          Pro Forma       Pro Forma
                                                               Historical      Historical(1)    Adjustments     Consolidated
                                                              -------------    --------------   -------------   -------------
Interest income
     Loans and fees on loans                                  $     14,782     $       8,198    $       (256)c  $      22,724
     Investments securities                                          3,448             2,633          (1,247)c          4,834
     Other                                                                                54                               54
                                                              -------------    --------------   -------------   -------------
         Total interest income                                      18,230            10,885         (1,503)           27,612
                                                              -------------    --------------   -------------   -------------

Interest expense
     Deposits                                                        7,340             5,264           (971) c         11,633
     Federal Home Loan Bank advances and other borrowings            3,889               771           (131) c          4,529
                                                              -------------    --------------   -------------   -------------
         Total interest expense                                     11,229             6,035         (1,102)           16,162
                                                              -------------    --------------   -------------   -------------
         Net interest income                                         7,001             4,850           (401)           11,450

Provision for loan losses                                              267                85                              352
                                                              -------------    --------------   -------------   -------------
     Net interest income after provision for loan losses             6,734             4,765           (401)           11,098
                                                              -------------    --------------   -------------   -------------

Non-interest income
     Fees and service charges                                          455             1,100                            1,555
     Security transactions, net                                         51               (30)                              21
     Gain on sales of loans, net                                       181                94                              275
     Other                                                             290                48                              338
                                                              -------------    --------------   -------------   -------------
         Total non-interest income                                     977             1,212                            2,189
                                                              -------------    --------------   -------------   -------------

Non-interest expense
     Compensation and benefits                                       2,339             2,191                            4,530
     Occupancy and equipment                                           259               686                              945
     Amortization                                                       89               238            (96) c            231
     Data processing                                                   164               136                              300
     Other                                                           1,205             1,170                            2,375
                                                              -------------    --------------   -------------   -------------
         Total non-interest expense                                  4,056             4,421            (96)            8,381
                                                              -------------    --------------   -------------   -------------
         Earnings before income taxes and cumulative effect
              of a change in accounting principle                    3,655             1,556           (305)            4,906

Income taxes                                                         1,272               476           (136) c          1,612
                                                              -------------    --------------   -------------   -------------
         Net earnings before cumulative effect of a change
              in accounting principle                         $      2,383     $       1,080    $       (169)   $       3,294
                                                              =============    ==============   =============   =============

Per share data:
     Basic earnings per share before cumulative effect of a
         change in accounting principle(2)                    $        2.19    $         0.71                   $        1.75
     Weighted average shares of common stock outstanding(2)       1,086,528         1,517,815       (723,998) a     1,880,345
     Diluted earnings per share before cumulative effect of
         a change in accounting principle(2)                  $        2.04    $         0.70                   $        1.66
     Weighted average shares of common stock and dilutive
         potential common shares outstanding(2)                   1,167,846         1,553,765       (741,146) a      1,980,465

------------------
(1) The historical consolidated statement of earnings for MNB Bancshares, Inc. is presented for the year ended December 31, 2000.

(2) Per share data for MNB Bancshares, Inc. has been restated to reflect annual 5% stock dividends.

(a) STOCKHOLDERS' EQUITY. In conjunction with the transaction, Landmark, a new holding company was established. Each outstanding share of LBI stock was converted into one share of Landmark stock and each share of MNB was converted into 0.523 shares of Landmark. Each share of Landmark stock will have a par value of $0.01 per share. LBI and MNB had 1,092,438 and 1,563,905 shares of common stock outstanding as of June 30, 2001, respectively. The pro forma average common share amounts used to calculate pro forma basic and diluted earnings per share were derived from the actual average share amounts for MNB adjusted by the exchange ratio of 0.523 and the actual average share amounts for LBI. The common stock in the Unaudited Pro Forma Balance Sheet has been adjusted to reflect the reclassification of LBI's additional paid in capital and elimination of treasury stock. Unaudited pro forma additional paid in capital reflects the recognition of MNB's accumulated other comprehensive income, the reclassification of MNB's retained earnings, the elimination of 1,188,874 LBI shares held as treasury stock and the fair value of the Landmark shares to be issued to MNB stockholders, including the merger costs as described below.

(b) MERGER RELATED COSTS. In connection with the transaction, LBI and MNB incurred merger costs of approximately $876,000 including legal, accounting and investment banking fees. Change in control payments, severance pay and related costs for LBI employees and certain contract terminations and other costs aggregated $1.6 million, net of tax. These costs are reflected in the Landmark unaudited Pro Forma Consolidated Balance Sheet as a reduction of retained earnings, and accordingly are not included in the Landmark unaudited Pro Forma Consolidated Statements of Earnings.

(c) ALLOCATION OF PURCHASE PRICE. In conjunction with the transaction and based on the exchange ratio of 0.523, Landmark issued 817,806 shares of its stock to MNB stockholders valued at approximately $14,344,000. The purchase price also includes the merger costs of $876,000 described above and the value of the MNB options exchanged. The following assumptions were utilized in determining the value of the MNB options exchanged: dividend yield of 2.0%, volatility of 17.2%, risk-free interest rate of 3.0% and d term of 3 years. MNB's balance sheet was analyzed on a fair value basis, excluding MNB's previously existing goodwill and intangibles, and resulted in pro forma, fair value adjustments to loans, net; investment securities held-to-maturity; deposits; Federal Home Loan Bank advances; and a core deposit intangible. In conjunction with the transaction, the pro forma balance sheet reflects the transfer of investment securities held-to-maturity to MNB's securities available-for-sale which did not result in a pro forma adjustment as market value approximated carrying value. After consideration of these pro forma adjustments and considering the deferred taxes on the pro forma fair value adjustments, the remaining excess purchase price of approximately $2,338,000 was allocated to goodwill on a pro forma basis. The fair value adjustments will be amortized to income over the periods representing the expected average lives of the MNB assets acquired and liabilities assumed. The expected average lives are as follows: loans, net - 15 months; deposits - 14 months; Federal Home Loan Bank advances - 27 months; and investment securities - 20 months. The core deposit intangible asset will be amortized on an accelerated basis over 10 years. Presented below is a tabular analysis displaying the purchase price allocation:


      Purchase price computation:

               MNB shares outstanding                                         1,563,905
               Exchange ratio                                               x     0.523
                                                                            ------------
                        LBI shares issued to MNB stockholders                   817,806
               LBI per share value(1)                                       x     17.54
                                                                            ------------
                        Value of LBI shares issued to MNB stockholders   $   14,344,000
               Plus:          estimated merger costs                            876,000
                              cash issued for fractional shares                   2,000
                              estimated value of MNB options exchanged           93,000
                                                                            ------------
                                                                                                 15,309,000
      Carrying value of MNB's net tangible assets                                               (12,922,000)
                                                                                            ----------------
      Excess of purchase price over carrying value of MNB net tangible
      assets                                                                                      2,387,000
                                                                                            ----------------

      Fair value adjustments to assets acquired and liabilities assumed                           1,107,000
      Deferred tax adjustment relating to fair value adjustments                                   (376,000)
      Core deposit intangible                                                                      (780,000)
                                                                                            ----------------
      Goodwill                                                                              $     2,338,000
                                                                                            ================

(1) Based on the average closing price of LBI common stock for the week preceding and the week following the announcement of the signing of the merger agreement.